FIRST AMENDMENT TO AGREEMENT OF SALE


     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into to be effective as of the 21st day of February, 1997, by and between MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership ("Purchaser"), and BW ASSOCIATES, LTD., an Illinois limited partnership ("Seller").

                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of February 11, 1997 (the "Original Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Original Agreement); and

     WHEREAS, Seller and Purchaser now desire to amend the Original Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree that the Original Agreement is amended as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Original Agreement.

     2. On February 5, 1997, Purchaser delivered its Title Notice to Seller pursuant to Section 3.B. of the Original Agreement. The Title Notice raised the density requirement contained in restrictions recorded in Volume 6568, Page 2105 of the Deed Records of Travis County, Texas as a Disapproved Title Exception. Seller elected to not give a Response Notice. Notwithstanding anything contained in Section 3.B. of the Original Agreement to the contrary, Purchaser shall have until February 28, 1997 to waive in writing its objection to such Disapproved Title Exception and elect to proceed towards Closing. If Purchaser does not so elect on or before February 28, 1997, the Original Agreement shall be terminated in accordance with Section 3.B.

     3. Except as amended herein, the terms and conditions of the Original Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     4. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, this Amendment is executed to be effective as of the date first set forth above.


                              PURCHASER:

                              MID-AMERICA APARTMENTS OF TEXAS, L.P.,
                              a Texas limited partnership

                              By:  MAC of Delaware, Inc., a Delaware
                                   corporation, its general partner

                                   By:   /s/ John J. Byrne, III
                                        ------------------------------------
                                             John J. Byrne, III, President

                              SELLER:

                              BW ASSOCIATES, LTD., an Illinois
                              limited partnership

                              By:  Balcones Associates, Ltd., an Illinois
                                   limited partnership, its general partner

                                   By:  BW of Illinois, Inc., an Illinois
                                        corporation, its general partner

                                        By:   /s/ John K. Powell, Jr.
                                             ----------------------------------
                                        Name:     John K. Powell, Jr.
                                             ----------------------------------
                                        Its:      Senior Vice President
                                             ----------------------------------
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